SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

☐	CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event reported): November 15, 2001

BAY VIEW SECURITIZATION CORPORATION
(Exact name of registrant as specified in charter)

Delaware	333-16233	93-1225376
State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification No.)
incorporation or organization

c/o Bay View Bank
1840 Gateway Drive San Mateo, California 94404
Address of principal executive offices Zip Code

Registrant’s telephone number, including area code: (650) 294-6650

(Former name, former address, and former fiscal year, if changed since last report)

Item 7.    Financial Statements, Pro forma Financial Information and Exhibits

Exhibit 99.1	Monthly Servicer’s Reports dated October 31, 2001

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

BA	Y VIEW 1999 LG-1 AUTO TRUST
BA	Y VIEW 2000 LJ -1 AUTO TRUST

By	: BAY VIEW SECURITIZATION CORPORATION
OR	IGINATOR OF TRUST

          DATED: November 15, 2001

/s/ BRIAN SMITH
By:
Brian Smith
First Vice President, Controller
Bay View Acceptance Corp.

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